Employee Benefit Plans	12 Months Ended
Dec. 31, 2024
Retirement Benefits [Abstract]
Employee Benefit Plans

Note 19. Employee Benefit Plans

The Company sponsors a 401(k) savings plan for employees and may make discretionary contributions. During the years ended December 31, 2024, 2023, and 2022, the Company made contributions of $2.4 million, $0.8 million, and $1.2 million, respectively. The increase during the year ended December 31, 2024 was due to a change in the Company’s employer contribution rate.